Note 12 - Income Taxes (Detail) - Income Tax Reconciliation (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Expected tax using statutory tax rate of 34%	$ 1,889,000	$ 1,035,200	$ 1,003,200
Increase (decrease) in tax resulting from:
Tax-exempt income on state and municipal securities and political subdivision loans	(608,900)	(670,000)	(696,800)
Interest expense associated with carrying certain state and municipal securities and political subdivision loans	1,800	3,000	4,900
Tax-exempt income on life insurance contracts	(144,700)	(155,200)	(167,500)
Deductible dividends paid to United Bancshares, Inc. ESOP	(6,000)	(1,500)	(48,400)
Uncertain tax position reserves	(66,700)	(115,100)	39,700
Other, net	6,500	5,600	7,900
Total provision for income taxes	$ 1,071,000	$ 102,000	$ 143,000